                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of
earliest event reported):      January 26, 1996


                              Unicom Corporation
            (Exact name of registrant as specified in its charter)


   Illinois                      1-11375                     36-3961038
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

37th Floor, 10 South Dearborn Street,
Post Office Box A-3005, Chicago, Illinois                    60690-3005
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code:                                         (312) 394-7399

The purpose of this Current Report is to file certain financial information regarding the Registrant (Unicom Corporation) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.



Item 5.   Other Events
-------   ------------

          Exhibits
          --------

   (23)   Consent of Independent Public Accountants

   (27)   Financial Data Schedule of Unicom Corporation

   (99) Unicom Corporation and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1995:

          --Summary of Selected Consolidated Financial Data
          --Price Range and Cash Dividends Paid Per Share of Common Stock --1995 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition and
              Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Income
          --Consolidated Balance Sheets
          --Statements of Consolidated Capitalization
          --Statements of Consolidated Retained Earnings
          --Statements of Consolidated Cash Flows
          --Notes to Financial Statements

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNICOM CORPORATION
                                              (Registrant)


                                       By:      David A. Scholz
                                           -----------------------
                                                David A. Scholz
                                                   Secretary




Date: February 9, 1996

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
------                      ----------------------

 (23)     Consent of Independent Public Accountants

 (27)     Financial Data Schedule of Unicom Corporation

 (99)     Unicom Corporation and Subsidiary Companies - Certain
            Financial Information as of and for the Year Ended
            December 31, 1995:

          --Summary of Selected Consolidated Financial Data
          --Price Range and Cash Dividends Paid Per Share of Common Stock --1995 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition
              and Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Income
          --Consolidated Balance Sheets
          --Statements of Consolidated Capitalization
          --Statements of Consolidated Retained Earnings
          --Statements of Consolidated Cash Flows
          --Notes to Financial Statements